                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 17, 2002

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                   13-0853260
   -----------------------------------            -----------------------------
      (STATE OR OTHER JURISDICTION                      (I.R.S. EMPLOYER
            OF INCORPORATION)                        IDENTIFICATION NUMBER)

       115 RIVER ROAD, BUILDING 10

          EDGEWATER, NEW JERSEY                               07020
   -----------------------------------                   --------------
          (ADDRESS OF PRINCIPAL                            (ZIP CODE)
           EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         On January 17, 2002, Hanover Direct, Inc. (the "Company") received a letter dated January 9, 2002 from the American Stock Exchange (the "Exchange") confirming that the Exchange has determined to continue the Company's listing on the Exchange pending quarterly reviews of the Company's compliance with the steps of its strategic realignment program. This determination is subject to the Company's favorable progress in satisfying the Exchange's guidelines for continued listing and to the Exchange's periodic review of the Company's Securities and Exchange Commission and other filings. The Exchange has requested certain additional financial information from the Company to be delivered on or before April 15, 2002, which the Company intends to provide prior to such date.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HANOVER DIRECT, INC.
                                             -----------------------------------
                                                        (Registrant)

January 17, 2002                             By:    /s/ Brian C. Harriss
                                             -----------------------------------
                                             Name:  Brian C. Harriss
                                             Title: Executive Vice President and
                                                    Chief Financial Officer